Provisions on Assets	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Provisions on Assets	Provisions on Assets

Year Ended December 31	2020	2019
Midstream	$106	$34
Corporate/Other	3	382
	$109	$416

Midstream

In 2020, AltaGas recorded pre-tax provisions of $106 million. Of this, approximately $104 million related to the Alton Natural Gas Storage Project, which was impaired as AltaGas does not believe that the future expected cash generation from the project aligns with the current carrying value. The remaining $2 million pre-tax provision related to land parcels located near the Harmattan gas processing plant which were sold in the second quarter of 2020 (Note 4). The pre-tax provisions were recorded against property, plant and equipment. In 2019, AltaGas recorded pre-tax provisions of $34 million related to a sour gas treatment facility in Alberta.

Corporate/Other

In 2020, AltaGas recorded pre-tax provisions totaling $3 million related to the remaining U.S. distributed generation projects which have not yet transferred to the purchaser and are classified as held for sale as at December 31, 2020. The pre-tax provisions were recorded against property, plant and equipment. In 2019, AltaGas recorded pre-tax provisions of $382 million related to various assets in the Corporate/Other segment.